                                                  FINANCIAL GUARANTY INSURANCE POLICY

                                                                                                                  POLICY NUMBER: 495140
OBLIGATIONS:               $1,231,394,000
                           Home Equity Loan Trust 2007-HSA2
                           Home Equity Loan Pass-Through Certificates, Series 2007-HSA2
                           Class A-IV, Class A-1F, Class A-2, Class A-3, Class A-4, Class A-5 and
                           Class A-6

         MBIA Insurance  Corporation (the  "Insurer"),  in consideration of the payment of the premium and subject to the terms of this
Financial  Guaranty Insurance Policy (this "Policy"),  hereby  unconditionally  and irrevocably  guarantees to any Owner that an amount equal to each full and  complete  Insured  Amount  will be received  from the  Insurer by LaSalle  Bank  National  Association,  or its
successors,  as trustee for the Owners (the "Trustee"),  on behalf of the Owners, for distribution by the Trustee to each Owner of each
Owner's  proportionate  share of the Insured Amount.  The Insurer's  obligations  hereunder with respect to a particular Insured Amount shall be  discharged  to the extent funds equal to the  applicable  Insured  Amount are  received by the Trustee,  whether or not those funds  are  properly  applied  by the  Trustee.  Insured  Amounts  will be made  only at the time  set  forth  in this  Policy,  and no accelerated  Insured Amounts will be made regardless of any  acceleration of the  Obligations,  unless the  acceleration is at the sole option of the Insurer.

         Notwithstanding  the foregoing,  this Policy does not cover shortfalls,  if any,  attributable to the liability of Home Equity
Loan Trust 2007-HSA2 or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

         The Insurer will pay any Insured  Amount that is a Preference  Amount on the Business Day following  receipt on a Business Day by the Fiscal Agent (as described  below) of (a) a  certified copy of the order  requiring the return of a preference  payment,  (b) an opinion of counsel  satisfactory to the Insurer that such order is final and not subject to appeal,  (c) an  assignment in such form as is reasonably required by the Insurer,  irrevocably  assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations  against the debtor which made such preference  payment or otherwise with respect to such preference  payment and
(d) appropriate  instruments to effect the appointment of the Insurer as agent for such Owner in any legal  proceeding  related to such preference  payment,  such instruments being in a form satisfactory to the Insurer,  provided that if such documents are received after
12:00 noon,  New York  City time,  on such  Business  Day,  they will be deemed to be  received on the  following  Business  Day.  Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court  exercising  jurisdiction on behalf of the Owner and not to any Owner  directly  unless such Owner has returned  principal or interest  paid on the  Obligations  to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

         The Insurer will pay any other amount  payable  hereunder no later than  12:00 noon,  New York  City time, on the later of the
Distribution Date on which the related  Deficiency Amount is due or the second Business Day following receipt in New York,  New York on a Business Day by U.S. Bank Trust National  Association,  as Fiscal Agent for the Insurer,  or any successor  fiscal agent appointed by the Insurer  (the "Fiscal  Agent"),  of a Notice (as  described  below),  provided  that if such Notice is received  after  12:00 noon,
New York City time, on such Business Day, it will be deemed to be received on the following  Business Day. If any such Notice  received by the Fiscal Agent is not in proper form or is otherwise  insufficient for the purpose of making claim  hereunder,  it shall be deemed not to have been  received by the Fiscal Agent for purposes of this  paragraph,  and the Insurer or the Fiscal  Agent,  as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

         Insured  Amounts due  hereunder,  unless  otherwise  stated  herein,  will be  disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of  immediately  available  funds in the amount of the Insured Amount less, in respect of Insured
Amounts  related to Preference  Amounts,  any amount held by the Trustee for the payment of such Insured  Amount and legally  available therefor.

         The Fiscal  Agent is the agent of the Insurer  only,  and the Fiscal  Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit,  or cause to be  deposited,  sufficient  funds to make payments due under this Policy.

         Subject to the terms of the Agreement,  the Insurer shall be subrogated to the rights of each Owner to receive  payments under the Obligations to the extent of any payment by the Insurer hereunder.

         As used herein, the following terms shall have the following meanings:

         "Agreement"  means the Pooling  and  Servicing  Agreement  dated as of  April 1,  2007,  among  Residential  Funding  Mortgage
Securities  II, Inc.,  Residential  Funding  Company,  LLC, as Master  Servicer,  and the Trustee,  as trustee,  without  regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

         "Business Day" means any day other than (a) a Saturday or a Sunday (b)  a day on which banking  institutions  in the States of
New York, California, Minnesota, Illinois, Texas or Pennsylvania are required or authorized by law or executive order to be closed.

         "Deficiency  Amount"  means, for any Distribution Date, an amount equal to the excess, if any, of: (a) Scheduled Payments over
(b) amounts on deposit in the  Certificate  Account  available to pay such  Scheduled  Payments and any other amounts  available to the
Trustee for payment of such Scheduled Payments.

         "Insured Amount" means (a) as of any Distribution Date, any Deficiency Amount and (b) any Preference Amount.

         "Notice" means the telephonic or telegraphic notice,  promptly confirmed in writing by facsimile  substantially in the form of
Exhibit A  attached  hereto,  the  original of which is  subsequently  delivered by  registered  or  certified  mail,  from the Trustee specifying the Insured Amount which shall be due and owing on the applicable Distribution Date.

         "Owner" means each Holder of a Class A Certificate  (as defined in the Agreement)  who, on the applicable  Distribution  Date, is entitled under the terms of the applicable Obligations to payment thereunder.

         "Preference  Amount" means any amount previously  distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable  preference  by a trustee in  bankruptcy  pursuant to the  United States  Bankruptcy  Code  (11 U.S.C.),  as
amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

         "Scheduled  Payments" means, with respect to each  Distribution  Date, the payment to be made to Owners in an aggregate amount equal to (i) the  Accrued  Certificate  Interest  on each  Class of Class A  Certificates  for  that  Distribution  Date,  (ii) for the
Distribution  Date  occurring in April 2037,  the  Guaranteed  Payment  Amount,  (iii) for any other  Distribution  Date, the principal portion of any Realized Losses allocated to the Obligations,  to the extent not covered by the  Overcollateralization  Amount and after application  of any Excess  Interest,  in each case in accordance  with the original  terms of the Agreement and the  Obligations  when issued and without regard to any amendment or modification of the Agreement or the Obligations  except  amendments or  modifications to which the Insurer has given its prior written consent.

         Scheduled  Payments  will not  include,  nor shall  coverage  be  provided  under this  Policy in  respect  of, any Relief Act
Shortfalls,  Prepayment  Interest  Shortfalls or any Net WAC Cap Shortfalls  that may be incurred or that may be  distributable  to the
Obligations.  Scheduled  Payments shall not include payments that become due on an accelerated  basis as a result of an election to pay principal on an accelerated  basis,  the  occurrence of an Event of Default under the Agreement or any other cause,  unless the Insurer elects,  in its sole discretion,  to pay in whole or in part such principal due upon  acceleration,  together with any accrued interest to the date of  acceleration.  In the event the  Insurer  does not so elect,  this Policy will  continue  to  guarantee  payment on the
Obligations  in  accordance  with their  original  terms.  Scheduled  Payments  shall not  include  any  amounts  due in respect of the
Obligations  attributable to any increase in interest rate,  penalty or other sum payable by reason of any default or event of default, or by reason of any  deterioration of the  creditworthiness  of any party to the Pooling and Servicing  Agreement,  nor shall Scheduled
Payments  include,  nor shall coverage be provided  under this Policy in respect of, any taxes,  withholding or other charge imposed by any  governmental authority due in connection with the payment of any Scheduled Payment to an Owner.

         Capitalized terms used herein and not otherwise  defined herein shall have the respective  meanings set forth in the Agreement as of the date of execution of this Policy,  without  giving effect to any  subsequent  amendment to or  modification  of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

         Any notice  hereunder or service of process on the Fiscal  Agent may be made at the address  listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

         The notice address of the Fiscal Agent is 100 Wall Street,  Suite 1600, New York, New York 10005,  Attention:  Corporate Trust
Services, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

         THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED  UNDER,  THE LAWS OF THE STATE OF NEW YORK,  WITHOUT
GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         The  insurance  provided  by this  Policy is not  covered  by the  Property/Casualty  Insurance  Security  Fund  specified  in
Article 76 of the New York Insurance Law.

         This  Policy is not  cancelable  for any  reason.  The premium on this  Policy is not  refundable  for any  reason,  including payment, or provision being made for payment, prior to the Final Distribution Dates for the Obligations.

         IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 27th day of April 2007.

                                                          MBIA INSURANCE CORPORATION

                                                          By:     /s/ Gary C. Dunton
                                                          Title: President

                                                          Attest:

                                                          By /s/ Stephanie Taylor Ciavarello
                                                          Title: Assistant Secretary

                                                               EXHIBIT A
                                                    TO FINANCIAL GUARANTY INSURANCE
                                                         POLICY NUMBER: 495140

                                                    NOTICE UNDER FINANCIAL GUARANTY
                                                    INSURANCE POLICY NUMBER: 495140

U.S. Bank Trust National Association, as Fiscal Agent
  for MBIA Insurance Corporation
100 Wall Street, Suite 1600
New York, NY  10005
Attention:  Corporate Trust Services

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

         The  undersigned,  a duly authorized  officer of [NAME OF TRUSTEE] as trustee (the  "Trustee"),  hereby certifies to U.S. Bank
Trust National  Association (the "Fiscal Agent") and MBIA Insurance  Corporation (the "Insurer"),  with reference to Financial Guaranty
Insurance  Policy  Number: 495140  (the  "Policy")  issued by the  Insurer in  respect of the  $1,231,394,000  Home  Equity  Loan Trust
2007-HSA2, Home Equity Loan Pass-Through Certificates Series 2007-HSA2,  Class A-IV, Class A-1F, Class A-2, Class A-3, Class A-4, Class
A-5 and Class A-6 (the "Obligations"), that:

                  (a)      the  Trustee is the  trustee  under the  Pooling and  Servicing  Agreement  dated as of April 1,  2007 among
         Residential Funding Mortgage Securities II, Inc.,  Residential Funding Company,  LLC, as Master Servicer,  and the Trustee, as
         trustee.

                  (b)      the  amount  due  under  the  definition  of  Deficiency  Amount  for any  Distribution  Date  occurring  on
         [                 ] (the "Applicable Distribution Date") is $[                 ]  (the "Deficiency Amount");

                  (c)      the amount of  previously  distributed  payments on the  Obligations  that is  recoverable  and sought to be recovered as a voidable  preference  by a trustee in bankruptcy  pursuant to the  Bankruptcy  Code in accordance  with a final
         nonappealable order of a court having competent jurisdiction is $[                 ] (the "Preference Amount");

                  (d)      the total Insured Amount due is  $[           ],  which amount equals the sum of the  Deficiency  Amount and the Preference Amount;

                  (e)      the  Trustee is making a claim under and  pursuant  to the terms of the Policy for the dollar  amount of the
         Insured  Amount set forth in (b) above to be applied to the payment of the Deficiency  Amount for the Applicable  Distribution
         Date in accordance  with the  Agreement  and for the dollar amount of the Insured  Amount set forth in (c) above to be applied to the payment of any Preference Amount; and

                  (f)      the  Trustee  directs  that  payment of the  Insured  Amount be made to the  following  account by bank wire transfer of federal or other  immediately  available  funds in  accordance  with the terms of the Policy:  [TRUSTEE'S  ACCOUNT
         NUMBER].

         For purposes of this Notice:  (i) the telephone  number of the Fiscal Agent is  212-361-6159,  or such other telephone  number as the Fiscal Agent shall specify to the Trustee in writing;  and (ii) the  facsimile  number of the Fiscal Agent is  212-361-6153,  or such other facsimile number as the Fiscal Agent shall specify to the Trustee in writing.

         Any  capitalized  term used in this Notice and not otherwise  defined  herein shall have the meaning  assigned  thereto in the
Policy.

Any Person Who  Knowingly  And With Intent To Defraud Any  Insurance  Company Or Other Person  Files An  Application  For  Insurance Or
Statement Of Claim Containing Any Materially False Information,  Or Conceals For The Purpose Of Misleading,  Information Concerning Any
Fact  Material  Thereto,  Commits A Fraudulent  Insurance  Act,  Which Is A Crime,  And Shall Also Be Subject To A Civil Penalty Not To
Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

         IN  WITNESS  WHEREOF,  the  Trustee  has  executed  and  delivered  this  Notice  under the  Policy as of the  [     ]  day of
[                 ], [     ].

                                                          [NAME OF TRUSTEE], as Trustee

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                                                          Title